UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                   -----------

       Date of Report (Date of earliest event reported): December 20, 2004


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal  Officers;  Election of
            Directors; Appointment of Principal Officers.

     On December 20, 2004, Conseco, Inc. ("Conseco") appointed James E. Hohmann as its Executive Vice President and Chief Administrative Officer. Mr. Hohmann, age 48, will have responsibility for legal, actuarial, new product development, strategic planning and business development functions. Mr. Hohmann entered into an employment agreement with Conseco for an initial term ending December 31, 2008. Pursuant to his employment agreement, Mr. Hohmann will receive a salary of $450,000 per year and the opportunity to earn a bonus of up to 200 percent of his base salary, with a target bonus equal to 100 percent of his base salary. His bonus for 2004 (payable in March 2005) will be $150,000, and he is guaranteed a bonus for 2005 of not less than $450,000. In addition, Mr. Hohmann is entitled to a cash bonus of $450,000 on January 1, 2005. Mr. Hohmann has been granted options to purchase 200,000 shares of Conseco common stock at an exercise price of $19.40 per share (the closing sales price of the stock on December 20, 2004). The options vest in four equal annual installments beginning December 20, 2005. Mr. Hohmann was also awarded 100,000 shares of restricted stock, 50 percent of which will vest on December 20, 2006 with the other 50 percent vesting on December 20, 2007. The employment agreement between Mr. Hohmann and Conseco is attached to this Form 8-K as Exhibit 10.16.

     Mr. Hohmann was President and CEO of XL Life and Annuity from 2001 to December 2004. At XL, he was responsible for the creation of XL Capital's U.S.-based life insurance platform and related businesses, and formed XL Life and Annuity Holding. From 1998 to 2001, he was president, financial institutions for Zurich Kemper Life and before that was the managing partner of the Tillinghast Life Insurance Practice in Chicago for Towers Perrin.

     Attached as Exhibit 99.1 is a copy of a press release issued by Conseco announcing the appointment of James E. Hohmann.


Item 7.01   Regulation FD Disclosure.

     Attached as Exhibit 99.2 is a copy of a press release issued by Conseco announcing the appointment of Anthony B. Zehnder as Executive Vice President, Corporate Communications.


Item 9.01   Financial Statements and Exhibits.


    (c)  Exhibits

         10.16 Employment Agreement dated as of November 29, 2004 between Conseco, Inc. and James E. Hohmann.


         99.1  Press release of Conseco, Inc. issued December 20, 2004.

         99.2  Press release of Conseco, Inc. issued December 20, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

December 20, 2004
                                           By:  /s/ Eugene M. Bullis
                                                ------------------------
                                                Eugene M. Bullis
                                                  Executive Vice President and
                                                  Chief Financial Officer